UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 22, 2006
Date of report (Date of earliest event reported)

Commission File Number of issuing entity: 333-136826

TURQUOISE CARD BACKED SECURITIES PLC

(Exact name of issuing entity as specific in its charter)

England and Wales
(State or other jurisdiction of incorporation or organization of the issuing entity)

c/o Wilmington Trust SP Services
(London) Limited
Tower 42 (Level 11),
25 Old Broad Street
London EC2N 1HQ
+44 207-614-1111
(Address and telephone number of principal executive offices of the issuing entity)

Commission File Number of depositor: 333-136826-02

TURQUOISE FUNDING 1 LIMITED

(Exact name of depositor as specified in its charter)

HSBC BANK PLC

(Exact name of sponsor as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 22, 2006, Turquoise Card Backed Securities plc and Law Debenture Trust Company of New York entered into an agreement to waive a provision of the Turquoise Funding Note Trust Deed dated May 23 2006, requiring the Note Trustee to have a combined capital and surplus of at least $150,000,000, provided that the Note Trustee remains eligible to act as Note Trustee under the Trust Indenture Act Sections 310(a)(1) and 310(a)(2) by maintaining a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The waiver is attached hereto as Exhibit 4.1.

On November 22, 2006, Turquoise Card Backed Securities plc, HSBC Bank plc, Law Debenture Trust Company of New York, Turquoise Funding 1 Limited, Turquoise Funding 2 Limited, HSBC Bank USA, National Association, HSBC Bank plc, and HSBC USA Inc. supplemented the Turquoise Funding Note Trust Deed, dated as of May 23, 2006, with the Series 2006-2 Turquoise Funding Note Trust Deed Supplement, dated as of November 22, 2006. The terms and conditions of the Notes are attached hereto as Exhibit 4.2 and incorporated by reference into Schedule 1 to the Note Trust Deed filed on August 22, 2006 as Exhibit 4.2 to the registration statement number 333-136826. The supplement is attached hereto as Exhibit 4.3.

On November 22, 2006, Clifford Chance Limited Liability Partnership issued an opinion with respect to the legality of the Series 2006-2 Notes issued by Turquoise Card Backed Securities plc. The opinion is attached hereto as Exhibit 5.1.

On November 22, 2006, Clifford Chance US LLP issued a tax opinion with respect to the 2006-2 Notes issued by Turquoise Card Backed Securities plc. The tax opinion is attached hereto as Exhibit 8.1.

On November 22, 2006, Turquoise Funding 1 Limited, Turquoise Receivables Trustee Limited, Law Debenture Trust Company of New York, Bedell Trust Company Limited, and HSBC Bank plc supplemented the Security Trust Deed, dated as of May 23, 2006, with a Series 2006-2 Loan Note Supplement, dated as of November 22, 2006. The supplement is attached hereto as Exhibit 10.1.

On November 22, 2006, Turquoise Receivables Trustee Limited, HSBC Bank plc, Turquoise Funding 1 Limited, and Turquoise Funding 2 Limited supplemented the Receivables Trust Deed and Servicing Agreement, dated as of May 23, 2006, with a Series 2006-2 Supplement, dated as of November 22, 2006. The supplement is attached hereto as Exhibit 10.2.

On November 22, 2006, Turquoise Receivables Trustee Limited and HSBC Bank plc entered into a Trust Section 75 Deed of Indemnity in respect of the 2006-2 Series of Notes issued by Turquoise Card Backed Securities plc. The Deed of Indemnity is attached hereto as Exhibit 10.3.

On November 22, 2006, Turquoise Card Backed Securities plc and HSBC USA Inc. entered into a series of currency exchange swap transactions pursuant to a 1992 ISDA Master Agreement and Schedule thereto and confirmations thereunder in respect of payments to be made under the Series 2006-2 Notes issued by Turquoise Card Backed Securities plc. A form of the Schedule, form of the Credit Support Annex to the Schedule and form of the confirmation are attached hereto as Exhibits 10.4 to 10.6.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Waiver between Turquoise Card Backed Securities plc and Law Debenture Trust Company of New York
4.2	Terms and Conditions of the Notes
4.3	Note Trust Deed Supplement Supplemental to the Note Trust Deed Dated May 23, 2006
5.1	Opinion of Clifford Chance Limited Liability Partnership
8.1	Tax Opinion of Clifford Chance US LLP
10.1	Series 2006-2 Loan Note Supplement Supplemental to the Security Trust Deed Dated May 23, 2006
10.2	Series 2006-2 Supplement to Receivables Trust Deed and Servicing Agreement
10.3	Trust Section 75 Indemnity
10.4	Form of ISDA Schedule
10.5	Form of the Credit Support Annex
10.6	Form of Currency Rate Confirmation
23.1	Consent of Clifford Chance Limited Liability Partnership (included in opinion filed as Exhibit 5.1)
23.2	Consent of Clifford Chance US LLP (included in opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2006

TURQUOISE FUNDING 1 LIMITED,
acting solely in its capacity as depositor of Turquoise Card Backed Securities plc
By: /s/ S.M. Hollywood
Name: S.M. Hollywood
Title: Director

EXHIBIT INDEX

Exhibit No.	Description
4.1	Waiver between Turquoise Card Backed Securities plc and Law Debenture Trust Company of New York
4.2	Terms and Conditions of the Notes
4.3	Note Trust Deed Supplement Supplemental to the Note Trust Deed Dated May 23, 2006
5.1	Opinion of Clifford Chance Limited Liability Partnership
8.1	Tax Opinion of Clifford Chance US LLP
10.1	Series 2006-2 Loan Note Supplement Supplemental to the Security Trust Deed Dated May 23, 2006
10.2	Series 2006-2 Supplement to Receivables Trust Deed and Servicing Agreement
10.3	Trust Section 75 Indemnity
10.4	Form of ISDA Schedule
10.5	Form of the Credit Support Annex
10.6	Form of Currency Rate Confirmation
23.1	Consent of Clifford Chance Limited Liability Partnership (included in opinion filed as Exhibit 5.1)
23.2	Consent of Clifford Chance US LLP (included in opinion filed as Exhibit 8.1)